UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Linde plc

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on July 26, 2019.  Meeting Information LINDE PLC Meeting Type: Annual General Meeting For holders as of: April 29, 2019 Date: July 26, 2019 Time: 11:00 A.M., local time Location:  The Corinthia Hotel Whitehall Place, Westminster London, SW1A 2BD, U.K.   You are receiving this communication because you hold shares in the company named above.   This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).   We encourage you to access and review all of the important information contained in the proxy materials before voting.  See the reverse side of this notice to obtain proxy materials and voting instructions.  LINDE PLC THE PRIESTLEY CENTRE 10 PRIESTLEY ROAD, SURREY RESEARCH PARK GUILDFORD, SURREY GU2 7XY UNITED KINGDOM   E78315-P24544-P24509-Z75086

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE:  2019 PROXY STATEMENT 2018 FORM 10-K AND ANNUAL REPORT TO SHAREHOLDERS 2018 IFRS ANNUAL REPORT How to View Online:  Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.  How to Request and Receive a PAPER or E-MAIL Copy:  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:    1) BY INTERNET: www.proxyvote.com   2) BY TELEPHONE: 1-800-579-1639   3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line.   Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 12, 2019 to facilitate timely delivery.  How To Vote E78316-P24544-P24509-Z75086 Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.  Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

E78317-P24544-P24509-Z75086

Voting Items

The Board of Directors recommends a vote "FOR" the nominees listed below.

1. Election of Directors.

Nominees:

1a. Prof. Dr. Wolfgang Reitzle

1b. Stephen F. Angel

1c. Prof. DDr. Ann-Kristin Achleitner

1d. Prof. Dr. Clemens Börsig

1e. Dr. Nance K. Dicciani

1f. Dr. Thomas Enders

1g. Franz Fehrenbach

1h. Edward G. Galante

1i. Larry D. McVay

1j. Dr. Victoria Ossadnik

1k. Prof. Dr. Martin H. Richenhagen

1l. Robert L. Wood

The Board of Directors recommends a vote "FOR" PROPOSALS 2a and 2b, 3, and 4, and "FOR" the 1 Year alternative in Proposal 5.

2a. To ratify, on an advisory and non-binding basis, the appointment of PricewaterhouseCoopers ("PWC") as the independent auditor.

2b. To authorize the Board, acting through the Audit Committee, to determine PWC's remuneration.

3. To determine the price range at which Linde plc can re-allot shares that it acquires as treasury shares under Irish law.

4. To approve, on an advisory and non-binding basis, the compensation of Linde plc's Named Executive Officers, as disclosed in the 2019 Proxy Statement.

5. To recommend, on an advisory and non-binding basis, the frequency of holding future advisory shareholder votes on the compensation of Linde plc's Named Executive Officers.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

E78318-P24544-P24509-Z75086